UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 ______________

       Date of Report (Date of earliest event reported): December 1, 2004


                                NSD Bancorp, Inc.
                                -----------------
             (Exact name of registrant as specified in its charter)


      Pennsylvania                  0-22124                     25-1616814
 ----------------------         ----------------          ----------------------
    (State or other               (Commission                 (IRS Employer
    jurisdiction of               File Number)              Identification No.)
     incorporation)



                  5004 McKnight Road, Pittsburgh, PA               15237
               ----------------------------------------         -----------
               (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code: (412) 231-6900


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                NSD BANCORP, INC.
                           CURRENT REPORT ON FORM 8-K


ITEM 3.03  MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

On December 1, 2004, NSD Bancorp, Inc. ("NSD") announced that shareholders of record on December 1, 2004 will be entitled to receive a $0.001 per share of NSD common stock as a redemption of rights payment. This payment is in connection with the termination of the Rights Agreement, dated September 12, 2002, between NSD and Registrar and Transfer Company and the payment for the redemption of rights approved by the NSD Board of Directors on October 14, 2004.

The press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

Exhibit Number             Description
--------------             -----------

99.1           Press Release dated December 1, 2004, issued by NSD Bancorp, Inc.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



NSD Bancorp, Inc.




Date: December 1, 2004                       BY: /s/ William C. Marsh
                                                 -------------------------------

                                             Name:   William C. Marsh
                                             Title:  Principal Financial Officer
                                                     Senior Vice President
                                                     Chief Financial Officer

                                  EXHIBIT INDEX




EXHIBIT NO.
-----------

99.1         Press Release dated December 1, 2004.